Exhibit 99.1

PARK NATIONAL CORPORATION

East Coast Financial Services Conference
Sandler O'Neill & Partners

November 11, 2010

Forward-looking Statements

- This presentation contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as "anticipate," "estimate," "project," "intend," "plan," "believe," "will" and similar expressions in connection with any discussion of future operating or financial performance. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation: deterioration in the asset value of Park's loan portfolio may be worse than expected due to a number of factors, such as adverse changes in economic conditions that impair the ability of borrowers to repay their loans, the underlying value of the collateral could prove less valuable than assumed and cash flows may be worse than expected; Park's ability to execute its business plan successfully and within the expected timeframe; general economic and financial market conditions, and weakening in the economy, specifically, the real estate market and credit market, either nationally or in the states in which Park and its subsidiaries do business, may be worse than expected which could decrease the demand for loan, deposit and other financial services and increase loan delinquencies and defaults; the effects of the Gulf of Mexico oil spill; changes in market rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet; changes in consumer spending, borrowing and saving habits; our liquidity requirements could be adversely affected by changes in our assets and liabilities; competitive factors among financial institutions increase significantly, including product and pricing pressures and our ability to attract, develop and retain qualified bank professionals; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and its subsidiaries, including changes in laws and regulations concerning taxes, accounting, banking, securities and other aspects of the financial services industry, specifically the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; the effect of fiscal and governmental policies of the United States federal government; demand for loans in the respective market areas served by Park and its subsidiaries, and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the Securities and Exchange Commission including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and in "Item 1A. Risk Factors" of Part II of Park's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2010. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date of this presentation. Park does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.

- Annualized, pro forma, projected and estimated amounts are presented for illustrative purposes and may not reflect actual results.

PARK NATIONAL CORPORATION

Table of Contents

PARK NATIONAL CORPORATION

I. PRK Overview

Company Profile

- Park National Corporation (Park) is a $7.1 billion bank holding company headquartered in Newark, Ohio.
  - Park has two bank subsidiaries and 148 full-service offices:
    - The Park National Bank (11 bank divisions in Ohio and Kentucky)
    - Vision Bank (2 bank divisions in Florida and Alabama)
- Established in 1908, The Park National Bank ("PNB") is a leading community bank in Ohio.
  - Our unique banking style combines local, personalized service and attention with the resources, security and expertise of a major bank
  - Dominant market share in the majority of the communities we serve
  - Leadership team has on average 26 years of industry experience
  - Operating in 29 Ohio counties & 1 Kentucky county
- Vision Bank (acquired by Park in March 2007) operates two community bank divisions headquartered in Gulf Shores, Alabama and Panama City, Florida.
  - 17 commercial banking offices stretching along the Gulf Coast from Mobile Bay, Alabama to east of Panama City, Florida

PARK NATIONAL CORPORATION

Our Mission

- **Maximize long-term return to our shareholders by:**
  - Acting at all times with integrity and concern for the well-being of our customers, our community and our associates;
  - Providing financial products and services of such high value that our customers view us as unique;
  - Operating our banks so as to assure financial strength and soundness, in order to protect our depositors and shareholders.

- **Our primary focus is to provide customers with competitive products, sound financial advice and extraordinary service:**
  - Deep commitment to the communities we serve
  - Dedicated to serving our customers personally, rapidly, honestly and professionally
  - Long-term financial success through best quality service to our customers
  - Treat one another well within the bank; invest in improvement; and operate the bank soundly so as to safeguard the interests of our depositors and investors

PARK NATIONAL CORPORATION

Company Overview – September 30, 2010

- **Headquarters: Newark, OH**
  - Assets: $7.1 billion
  - Loans: $4.7 billion
  - Deposits: $5.1 billion
  - TC Equity: $580 million
  - TARP: $100 million
  - Market Cap: $ 980 million

- **148 branches between two bank subsidiaries across 4 states**
  - Park National Bank
    - 11 bank divisions in Ohio and Kentucky
  - Vision Bank
    - 2 bank divisions Florida and Alabama

- **Business lines**
  - Full service consumer and commercial banking
  - Trust / wealth management
  - Title company
  - Specialty lines
    - Aircraft finance
    - Consumer finance
    - Structured warehouse finance


Kentucky
Alabama
Florida
Century National Bank
Fairfield National Bank
Farmers Bank
First-Knox National Bank
Park National Bank
Park National Bank
Southwest Ohio & Northern Kentucky
Richland Bank
Second National Bank
Security National Bank
United Bank
Unity National Bank
Scope Aircraft Finance
Guardian Finance Company
Vision Bank Alabama
Vision Bank Florida

PARK NATIONAL CORPORATION

Source: SNL Financial; Company Filings
Financials as of 9/30/2010

A Successful History of Disciplined Strategic Growth in Ohio (11 acquisitions; 2 De Novos)

1908
- The Park National Bank is established

1985
- Acquisition of Fairfield National Bank

1987
- Park National Corporation holding company is established
- Acquisition of Richland Trust Company

1990
- Acquisition of Century National Bank

1994
- Acquisition of Scope Aircraft Finance

1997
- Acquisition of First-Knox National Bank

  Farmers Savings Bank

1999
- Guardian Finance Company established

2000
- Acquisition of United Bank
- Acquisition of Second National Bank

2001
- Acquisition of Security National Bank

  Citizens National Bank

  Unity National Bank

2005
- Acquisition of First Federal Savings Bank of Eastern Ohio (merged with Century National Bank)
- Acquisition of First Clermont Bank (became the Park National Bank of Southwest Ohio & Northern Kentucky division)

2006
- Acquisition of Anderson Bank (merged with The Park National Bank of Southwest Ohio & Northern Kentucky division)

PARK NATIONAL CORPORATION

II. Leadership Team

Park Executive Management

- **C. Daniel DeLawder – Chairman and Chief Executive Officer – Age: 61** - Chairman, Chief Executive Officer (1999) and Board Member of The Park National Bank and Park National Corporation (Corporation or Park) headquartered in Newark, Ohio. He served previously as President of The Park National Bank and Park. He served as President of the Fairfield National Bank, a division of The Park National Bank, from 1985 through 1991. He also currently serves on the Boards of MedBen, Truck One, Inc. and Fleet Service, Inc.

  Mr. DeLawder received his B.S.Ed., cum laude from Ohio University in Athens and joined Park immediately following graduation. He is a graduate of numerous bank industry educational programs.

  Mr. DeLawder is a member of the Board of Directors of the Federal Reserve Bank of Cleveland. He is the past chairman of the Board of Trustees of Ohio University. He served as a member of the American Bankers Association (ABA) BankPac Committee as well as a member of the Government Relations Council of the ABA. He is past Chairman of the Ohio Bankers Association and a past Director-at-Large of the Community Bankers Association of Ohio.

- **David L. Trautman – President – Age: 49 -** President and Board Member of The Park National Bank and Park National Corporation (2004) headquartered in Newark, Ohio. He also serves as Secretary of the Corporation. He served as President of First-Knox National Bank, a division of The Park National Bank, from May 1997 through January 2002, and as its Chairman from 2001 to 2006. In addition, he served on the Board of the United Bank of Bucyrus, a division of The Park National bank, from 2000 to 2006.

  Mr. Trautman received his BA from Duke University and joined Park immediately following graduation. He holds an MBA, with honors, from The Ohio State University. He is a graduate of The Stonier Graduate School of Banking at The University of Delaware and the Ohio Bankers Association Leadership Institute.

  Mr. Trautman is past Chairman of the Ohio Bankers League, Kenyon College Board member, member of Newark Rotary Club, past campaign chair for United Way of Licking County, and serves as a Trustee of the Licking County Foundation.

PARK NATIONAL CORPORATION

Park Executive Management (continued)

- **John W. Kozak – Chief Financial Officer – Age: 55 -** Chief Financial Officer of Park (1998); Senior Vice President since January 1999, a Member of the Board of Directors since December 2006, and Vice President from 1991 to 1998, of The Park National Bank; Chief Financial Officer from 1980 to 1991, and a Member of the Board of Directors from 1988 to May 2006 of Century National Bank, a division of Park.

  Mr. Kozak received his B.S. Degree in Accounting summa cum laude from The Ohio State University in 1977. He also received the Pacesetter Award from the College of Business.

- **Brady T. Burt – Chief Accounting Officer – Age: 38 -** Chief Accounting Officer of Park since April 2007.

  Prior to joining Park, Mr. Burt served Vail Banks, Inc. in various capacities, including EVP-Chief Financial Officer from June 2005 to November 2006, SVP-Director of Internal Audit from September 2003 to June 2005, and VP-Assistant Audit Director from April 2002 to September 2003. Mr. Burt was also employed by Bank One from August 2001 to March 2002 and Coopers & Lybrand from September 1994 to August 2001, working in various accounting roles.

  Mr. Burt received his B.S. Degree in Accounting from Miami University in 1994. He currently serves on the Finance Committee of the Licking County United Way and is a member of the Granville Rotary Club.

PARK NATIONAL CORPORATION

Experienced Leadership Team

- Senior leadership consists of executives with proven local market experience
- Leadership team averages 26 years of banking experience
- Average management tenure at Park National is approximately 23 years

Name	Position	Age	Years with PRK	Years In Industry
C. Daniel DeLawder	Chairman & CEO	61	39	39
David L. Trautman	President	49	27	27
John W. Kozak	Chief Financial Officer	55	30	30

PARK NATIONAL CORPORATION

Leadership Team – continued *

Name	Position	Age	Years with PRK	Years In Industry
Brady T. Burt	VP – Chief Accounting Officer	38	3	9
Thomas J. Button	SVP – Chief Credit Officer	50	13	24
Thomas M. Cummiskey	SVP – Trust	41	11	13
Lynn B. Fawcett	SVP – Operations	51	20	20
William C. Fralick	President – Security National Bank	56	34	34
Robert N. Kent	President – Scope Aircraft Finance	53	7	27
Timothy J. Lehman	SVP – Information Systems	46	15	15
Laura B. Lewis	SVP – Human Resources & Marketing	51	26	26
Thomas M. Lyall	President – Century National Bank	64	39	39
Cheryl L. Snyder	SVP – Retail Lending	54	31	33
Jeffrey A. Wilson	SVP – Director of Internal Audit	44	6	14
William R. Wilson	SVP – Commercial Lending	62	40	40
Gordon E. Yance	President – First Knox National Bank	62	32	32

PARK NATIONAL CORPORATION

** Includes Leadership of 4 largest Ohio affiliates*

Park National Bank – The bank of choice

Headquarter Counties of Operation – Deposits (in thousands)

Bank Division Name	Year joined Park	Our bank	Total county	Park % of market share	Rank in market
Park National	1908	$ 1,162,031	$ 2,053,691	56.6%	1
Fairfield National	1985	362,638	1,687,570	21.5%	1
Richland Bank	1987	453,402	1,652,048	27.4%	1
Century National	1990	378,133	1,162,405	32.5%	1
First-Knox National	1997	352,823	678,859	52.0%	1
Second National	2000	227,626	961,018	23.7%	2
Security National	2001	408,308	1,472,670	27.7%	1
Seven largest OH divisions		$ 3,344,961	$ 9,668,261	34.6%	
Other OH divisions – headquarter counties		485,777	4,371,372	11.1%	
Total OH divisions – headquarter counties		$ 3,830,738	$ 14,039,633	27.3%	
Remaining Ohio bank deposits		$ 816,702			
Total Ohio bank deposits		$ 4,647,440			

PARK NATIONAL CORPORATION

Source: FDIC, June 30, 2010

Customer Proposition Leads to Core Profitability

Unique local branding strategy makes PRK the regional bank of choice

- Dominant market share
- Favorable pricing

Yield on Earning Assets %	
PRK	Peers
5.44	4.99

+ 45 bps

Cost of Funds %	
PRK	Peers
1.44	1.45

- 1 bps

- Sector leading margin

Net Interest Margin %	
PRK	Peers
4.25	3.74

+ 51 bps

- **Historic unparalleled profitability continues**

ROAA %	
PRK	Peers
1.12	0.35

+ 77 bps

ROAE %	
PRK	Peers
12.35	2.09

+ 934 bps

Efficiency Ratio %	
PRK	Peers
55.68	66.67

- 1,099 bps

PARK NATIONAL CORPORATION

Source: BHC Performance Report and Company Filings as of June 30, 2010
Peers include all banks nationwide with total assets between $3.0 and $10.0 billion

Park Earnings History

	Diluted EPS		Dividends Per Share	Stock Price	Common Book Value Per Share	Common Tangible Book Value Per Share	Price to Book %	Price to Tangible Book %	Price to Earnings
YTD Q3 2010	$ 3.79		$ 2.82	$ 64.04	$ 43.10	$ 37.93	149%	169%	12.64 **
YTD Q2 2010	2.60		1.88	65.04	42.94	37.68	151%	173%	12.40 **
YTD Q1 2010	1.30		0.94	62.31	41.94	36.51	149%	171%	11.82 **
2009	4.82		3.76	58.88	41.71	36.22	141%	163%	12.22
2008	4.91	*	3.77	71.75	39.15	33.02	183%	217%	14.61 *
2007	5.40	*	3.73	64.50	41.54	31.18	155%	207%	11.94 *
2006	6.74		3.69	99.00	40.98	35.37	242%	280%	14.69
2005	6.64		3.62	102.64	39.63	34.72	259%	296%	15.46
2004	6.32		3.41	135.50	39.28	36.43	345%	372%	21.44
2003	5.97		3.21	113.15	37.57	36.67	301%	309%	18.95
2002	5.86		2.96	98.80	35.17	34.06	281%	290%	16.86
2001	5.31		2.75	92.75	32.00	30.54	290%	304%	17.47
2000	4.58		2.53	89.69	29.85	28.46	301%	315%	19.58

* Adjusted for goodwill impairment charge of $55 million in 2008 and $54 million in 2007. Including the goodwill impairment charges, Park's diluted EPS for 2008 and 2007 was $0.97 and $1.60, respectively.
** Annualized earnings through September 30, 2010, June 30, 2010 and March 31, 2010 have been utilized in these calculations.

PARK NATIONAL CORPORATION

Source: Company Filings

Park Earnings History



Diluted EPS
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$4.58
$5.31
$5.86
$5.97
$6.32
$6.64
$6.74
$5.40*
$4.91*
$4.82
$3.79
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Sept. 30, 2010
Park National Corporation



Price to Tangible Book %
400%
300%
200%
100%
0%
315%
304%
290%
309%
372%
296%
280%
207%
217%
163%
169%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Sept. 30, 2010
Park National Corporation

* Adjusted for goodwill impairment charge of $55 million in 2008 and $54 million in 2007. Including the goodwill impairment charges, Park's diluted EPS for 2008 and 2007 was $0.97 and $1.60, respectively.

PARK NATIONAL CORPORATION

Source: SNL Financial; Company Filings

III. Selected Financial Data

Results Count - ROA and ROE History

	Park ROA	Park ROA, excluding Vision	Peer median ROA	Park ROE *	Park ROE, excluding Vision **	Peer median ROE
YTD Q3 2010 annualized	1.08%	1.66%	N/A	11.85%	19.26%	N/A
YTD Q2 2010 annualized	1.12%	1.74%	0.35%	12.35%	20.21%	2.09%
YTD Q1 2010 annualized	1.11%	1.75%	0.19%	12.43%	20.69%	-1.28%
2009	0.97%	1.61%	-0.18%	11.81%	20.80%	-2.42%
2008	1.02% ***	1.63%	-0.03%	12.12% ***	21.57%	-1.83%
2007	1.24% ***	1.52%	0.87%	12.40% ***	17.88%	9.45%
2006	1.75%	1.75%	1.11%	17.26%	17.26%	12.23%
2005	1.71%	1.71%	1.14%	17.03%	17.03%	12.96%
2004	1.81%	1.81%	1.15%	17.00%	17.00%	13.15%
2003	1.81%	1.81%	1.15%	16.69%	16.69%	13.53%
2002	1.93%	1.93%	1.21%	17.56%	17.56%	14.46%
2001	1.84%	1.84%	1.15%	17.33%	17.33%	13.39%
2000	1.65%	1.65%	1.15%	16.55%	16.55%	14.97%

* Calculated using average common equity for Park National Corporation.
** Calculated using average common equity for Park National Corporation, excluding Vision Bank.
*** Adjusted for goodwill impairment charges of $55 million in 2008 and $54 million in 2007. Including the goodwill impairment charges, Park's ROA for 2008 and 2007 was 0.20% and 0.37%, respectively, and Park's ROE for 2008 and 2007 was 2.40% and 3.67%, respectively.

PARK NATIONAL CORPORATION

Source: BHC Performance Report and Company Filings
Peers include all bank holding companies nationwide with total assets between $3.0 and $10.0 billion

Increase / (decrease) in loans (in thousands)


500,000
400,000
300,000
200,000
100,000
0
(100,000)
(200,000)
Six year loan growth = $203,568 or $33,928 per year
184,007
(156,082)
(94,956)
45,215
171,784
53,600
99,316
126,005
351,277
199,909
60,036
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Sept. 30, 2010
$(251,038)

Source: Company Filings through September 30, 2010. As reported on the statement of cash flows.

Vision Bancshares, Inc. Acquisition

- On March 9, 2007, Park acquired all the stock and outstanding stock options of Vision Bancshares, Inc. for $87.8 million in cash and 792,937 shares of Park common stock valued at $83.3 million or $105.00 per share.
- Goodwill of $109.0 million was recognized upon acquisition. As a result of credit problems, a goodwill impairment charge of $54.0 million was recorded in the fourth quarter 2007. The remaining goodwill associated with the Vision acquisition, $55.0 million, was charged off in the third quarter of 2008.
- As of September 30, 2010, Park National Corporation has contributed $129.7 million in additional capital to Vision.

PARK NATIONAL CORPORATION

Source: Company Filings

Asset and Loan Portfolio Comparison

Total assets



8,000,000
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
Dec. 31, 2007
Dec. 31, 2008
Dec. 31, 2009
March 31, 2010
June 30, 2010
Sept. 30, 2010
PRK, excluding Vision
Vision

At September 30, 2010, Vision Bank assets represented approximately 11.8% of the total assets of Park National Corporation ($838 million of $7.09 billion).

Total loans

At September 30, 2010, Vision Bank loans represented approximately 14.0% of the total loans of Park National Corporation ($652 million of $4.66 billion).



5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
Dec. 31, 2007
Dec. 31, 2008
Dec. 31, 2009
March 31, 2010
June 30, 2010
Sept. 30, 2010
PRK, excluding Vision
Vision

PARK NATIONAL CORPORATION

Source: Company Filings

Park National Corporation – Income Statement

(in thousands)	Nine months ended September 30, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Net interest income	$ 205,546	$ 273,491	$ 255,873	$ 234,677
Provision for loan losses	44,454	68,821	70,487	29,476
Net interest income after provision	161,092	204,670	185,386	205,201
Non interest income	50,887	73,850	83,719	71,640
Gain on sale of securities	11,819	7,340	1,115	-
Non interest expense	140,587	188,725	179,515	170,129
Net income before impairment	61,522	74,192	68,688	76,742
Goodwill impairment charge	-	-	54,986	54,035
Net income	61,522	74,192	13,708	22,707

PARK NATIONAL CORPORATION

Source: Company Filings

Vision Bank – Income Statement

(in thousands)	Nine months ended September 30, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Net interest income	$ 20,979	$ 25,634	$ 27,065	$ 23,754
Provision for loan losses	27,729	44,430	46,963	19,425
Net interest income after provision	(6,750)	(18,796)	(19,898)	4,329
Non interest income	(744)	(2,047)	3,014	3,464
Gain on sale of securities	-	-	-	-
Non interest expense	23,817	28,091	27,149	18,545
Net (loss) before impairment	(19,528)	(30,110)	(26,201)	(6,646)
Goodwill impairment charge	-	-	54,986	54,035
Net (loss)	(19,528)	(30,110)	(81,187)	(60,681)

PARK NATIONAL CORPORATION

Source: Company Filings

Park National Corporation, **excluding Vision** – Income Statement

- Prior to our acquisition of Vision Bank in 2007, Park had a history of being a top performing bank holding company.

(in thousands)	Nine months ended September 30, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Net interest income	$ 184,567	$ 247,857	$ 228,808	$ 210,921
Provision for loan losses	16,725	24,391	23,524	10,051
Net interest income after provision	167,842	223,466	205,284	200,870
Non interest income	51,631	75,897	80,705	68,175
Gain on sale of securities	11,819	7,340	1,115	-
Non interest expense	116,770	160,634	152,366	151,584
Net income	81,050	104,302	94,895	83,388

PARK NATIONAL CORPORATION

Source: Company Filings

Park National Corporation - Balance Sheet

(in millions)	Sept. 30, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Investment securities	$ 1,897	$ 1,864	$ 2,059	$ 1,703
Loans	4,657	4,640	4,491	4,224
Allowance for loan losses	(117)	(117)	(100)	(87)
Other assets	653	653	620	661
Total assets	$ 7,090	$ 7,040	$ 7,070	$ 6,501
Non-interest bearing deposits	$ 910	$ 897	$ 782	$ 695
Interest bearing deposits	4,190	4,291	3,979	3,744
Total deposits	5,100	5,188	4,761	4,439
Other borrowings	1,004	1,054	1,555	1,390
Other liabilities	229	81	112	92
Stockholders' equity	757	717	642	580
Total liabilities & stockholders' equity	$ 7,090	$ 7,040	$ 7,070	$ 6,501

PARK NATIONAL CORPORATION

Source: Company Filings

Funding Composition

- 80% core deposits contributes to a cost of deposits historically well below peer levels

Funding Mix (as of 9/30/10)



Other 5%
Senior Debt 15%
Deposits 80%

Deposit Composition (as of 9/30/10)



Other 0.1%
Demand Deposits 17.8%
Time Deposits 37.6%
Transaction Accounts 27.0%
Savings 17.5%

Total deposit portfolio ($M): $5,100

Cost of Deposits % (as of 6/30/10)



1.50
1.25
1.00
0.75
1.10
1.20
PRK
Peers

- Two-way CDARS at 9/30/10 ($M): $417

Source: BHC Performance Report and Company Filings
Peers include all bank holding companies nationwide with total assets between $3.0 and $10.0 billion

Earning Assets Composition

- Commercial lending focus on small, closely held businesses within our market
- Consumer mortgage and home equity portfolios are originated by Park within our footprint and have been consistently underwritten for decades
- Steady growth across all loan categories
  - No unfavorable mix shift since downturn
- Limited exposure to high risk asset classes
  - Subprime ($88.0 million exposure) – Guardian Finance Company ($42.6mm) and Structured Warehouse Finance ($45.4mm)
  - Alt-A loans / Option Arms ($0 exposure)
  - Nationally syndicated loans ($0 exposure)
  - GSE Preferred, CDO / TRuP ($0 exposure)

Average Earning Assets by Type
YTD through September 30, 2010



Other, $95,917
Securities, $1,772,961
Loans, $4,624,692

Source: SNL Financial; Company Filings

Investment Portfolio

- As of September 30, 2010 our investment portfolio totaled approximately $1.8 billion
  - $1.22 billion available-for-sale
  - $0.61 billion held-to-maturity

Investment Portfolio Composition



Equity Securities 0.1%
Agency 39.2%
Agency MBS 59.9%
Municipals 0.9%

Conservative Portfolio

- Net unrealized gain position of $62.6 million as of September 30, 2010
- No Private Label MBS
- No Single Issuer or Pooled Trust Preferreds

Source: Company Filings

Park National Corporation – Loans by Type

(in thousands)	Sept. 30, 2010	Dec. 31, 2009	Dec. 31, 2008
Commercial and industrial	$733,913	$ 751,277	$ 714,296
Real estate construction			
Commercial land & development	356,636	406,753	418,421
1-4 family construction	80,039	88,765	115,367
Total real estate construction	436,675	495,518	533,788
Residential real estate	1,593,347	1,555,390	1,560,198
Commercial real estate			
Owner-occupied	617,862	573,775	524,566
Non owner-occupied	503,956	468,150	425,044
Total commercial real estate	1,121,818	1,041,925	949,610
Farmland	88,816	88,747	86,115
Consumer	682,333	707,575	647,330
Total Loans	**$ 4,656,902**	**$ 4,640,432**	**$ 4,491,337**

PARK NATIONAL CORPORATION

Source: BHC Performance Reports and Company Filings

Park National Corporation – Loans by Type

Total Loans = $4.657 B



Farmland
1.9%
Comm. & Ind.
15.8%
Comm. Real
Estate
24.1%
Consumer
14.7%
Real Estate
Construction
9.4%
Res. Real Estate
34.2%

Real Estate Construction = $436,675



1-4 family
18.3%
CL&D
81.7%

Commercial Real Estate = $1.122 B



Non owner-
occupied
44.9%
Owner-
occupied
55.1%

PARK NATIONAL CORPORATION

Source: BHC Performance Reports and Company Filings

Credit Quality Snapshot


Total nonperforming assets
300,000
250,000
200,000
150,000
100,000
50,000
0
70,546
51,374
114,395
79,231
194,827
94,872
181,947
118,784
Dec. 31, 2007
Dec. 31, 2008
Dec. 31, 2009
Sept. 30, 2010
PRK, excluding Vision *
Vision

* Includes Park National Bank loan participations with Vision Bank of $21.1 million, $14.1 million and $9.1 million at September 30, 2010, December 31, 2009 and December 31, 2008, respectively.

Source: Company Filings

PRK – Allowance for loan and lease losses (ALLL) and new nonaccrual loans

(in thousands)	Sept. 30, 2010	Dec. 31, 2009	Dec. 31, 2008
Total ALLL	$117,405	$116,717	$100,088
Specific Reserves	35,293	36,721	8,727
General Reserves	$82,112	$79,996	$91,361
Total loans	$4,656,902	$4,640,432	$4,491,337
Impaired commercial loans	206,155	201,001	$138,498
Non-impaired loans	$4,450,747	$4,439,431	$4,352,839
Total ALLL to total loan ratio	2.52%	2.52%	2.23%
General reserves as a % of non-impaired loans	1.84%	1.80%	2.10%
Ratio of net loan charge-offs to average loans	1.27%	1.14%	1.32%

	Nine months Sept. 30, 2010	2009	2008
New nonaccrual loans	$ 95,226	$ 184,181	$ 141,749

PARK NATIONAL CORPORATION

Source: Company Filings

Park National Corporation – Nonperforming assets

(in thousands)	Sept. 30, 2010	June 30, 2010	March 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Nonaccrual loans	$237,194	$237,640	$230,498	$233,544	$159,512	$101,128
Renegotiated loans	-	214	60	142	2,845	2,804
Loans past due 90 days or more (still accruing)	10,700	17,283	11,853	14,773	5,421	4,545
Total nonperforming loans	$247,894	$255,137	$242,411	$248,459	$167,778	$108,477
Other real estate owned	52,837	46,456	45,854	41,240	25,848	13,443
Total nonperforming assets	$300,731	$301,593	$288,265	$289,699	$193,626	$121,920
Percentage of nonperforming loans to loans (PRK)	5.32%	5.48%	5.27%	5.35%	3.74%	2.57%
Percentage of nonperforming assets to assets (PRK)	4.24%	4.25%	4.02%	4.11%	2.78%	1.88%
Texas Ratio (PRK)	43.10%	43.48%	43.48%	44.18%	34.48%	23.33%

Peer Group Information	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Percentage of nonperforming loans to loans (Peer Group)	N/A	3.96%	4.37%	4.20%	2.41%	0.97%
Percentage of nonperforming assets to assets (Peer Group)	N/A	3.34%	3.61%	3.36%	1.98%	0.80%

PARK NATIONAL CORPORATION

Source: BHC Performance Reports and Company Filings

Vision Bank – Nonperforming assets

(in thousands)	Sept. 30, 2010	June 30, 2010	March 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Nonaccrual loans	$132,806	$152,697	$145,013	$148,347	$91,207	$63,015
Renegotiated loans	-	-	4	-	2,845	-
Loans past due 90 days or more (still accruing)	5,962	9,616	9,052	11,277	644	457
Total nonperforming loans	$138,768	$162,313	$154,069	$159,624	$94,696	$63,472
Other real estate owned	43,179	36,902	35,052	35,203	19,699	7,074
Total nonperforming assets	$181,947	$199,215	$189,121	$194,827	$114,395	$70,546
Percentage of nonperforming loans to loans (Vision)	21.27%	24.16%	22.84%	23.58%	13.71%	9.93%
Percentage of nonperforming assets to assets (Vision)	21.71%	23.08%	21.45%	21.70%	12.47%	8.24%
Texas Ratio (Vision)	113.81%	117.79%	129.57%	137.82%	98.29%	87.08%

PRK Peer Group Information	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Percentage of nonperforming loans to loans (PRK Peer Group)	N/A	3.96%	4.37%	4.20%	2.41%	0.97%
Percentage of nonperforming assets to assets (PRK Peer Group)	N/A	3.34%	3.61%	3.36%	1.98%	0.80%

PARK NATIONAL CORPORATION

Source: BHC Performance Reports and Company Filings

Park National Corporation, **excluding Vision** – Nonperforming assets

(in thousands)	Sept. 30, 2010	June 30, 2010	March 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Nonaccrual loans	$104,388 *	$84,943 *	$85,485 *	$85,197 *	$68,305 *	$38,113
Renegotiated loans	-	214	56	142	-	2,804
Loans past due 90 days or more (still accruing)	4,738	7,667	2,801	3,496	4,777	4,088
Total nonperforming loans	$109,126	$92,824	$88,342	$88,835	$73,082	$45,005
Other real estate owned	9,658	9,554	10,802	6,037	6,149	6,369
Total nonperforming assets	$118,784	$102,378	$99,144	$94,872	$79,231	$51,374
Percentage of nonperforming loans to loans (PRK, excluding Vision)	2.73%	2.33%	2.25%	2.24%	1.92%	1.26%
Percentage of nonperforming assets to assets (PRK, excl. Vision)	1.90%	1.64%	1.58%	1.54%	1.29%	0.91%
Texas Ratio (PRK, excl. Vision)	22.08%	19.52%	19.18%	18.45%	17.80%	11.64%

PRK Peer Group Information	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Percentage of nonperforming loans to loans (PRK Peer Group)	N/A	3.96%	4.37%	4.20%	2.41%	0.97%
Percentage of nonperforming assets to assets (PRK Peer Group)	N/A	3.34%	3.61%	3.36%	1.98%	0.80%

* Includes Park National Bank loan participations with Vision Bank of $21.1 million, $12.8 million, $13.6 million, $14.1 million and $9.1 million at September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and December 31, 2008, respectively.

PARK NATIONAL CORPORATION

Source: BHC Performance Reports and Company Filings

Historical Review of Vision Bank Commercial Land & Development Loans

(in thousands)	September 30, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
CL&D loans, period end	$175,988	$ 218,205	$ 251,443	$ 295,743
Performing CL&D loans, period end	93,361	132,788	191,712	260,195
Impaired CL&D loans, period end	82,627	85,417	59,731	35,548
Specific reserves on impaired CL&D loans	19,644	21,706	3,134	1,184
Net of specific reserves	62,983	63,711	56,597	34,364
Cumulative prior charge-offs on impaired CL&D loans	26,141	24,931	18,839	7,399
% write down of impaired CL&D loans through period end (charge-offs and specific reserves)	42%	42%	28%	20%

Source: Company Filings

Capital Ratios – September 30, 2010

($ in thousands)	Leverage Ratio	Tier I Risk Based Capital	Risk Based Capital
Park National Corporation	9.67%	13.51%	15.98%
Park National Bank	6.64%	9.50%	11.46%
Vision Bank	12.86%	16.31%	17.63%
Minimum capital ratio	4.00%	4.00%	8.00%
Well capitalized requirement	5.00%	6.00%	10.00%
TARP capital	$ 100,000	$ 100,000	$ 100,000
PRK, excluding TARP	8.21%	11.48%	13.95%

PARK NATIONAL CORPORATION

Source: Company Filings

Capital Raising Activities

2Q 2009	183,200 common shares; net proceeds of $10.5 million
3Q 2009	105,072 common shares; net proceeds of $6.2 million
4Q 2009	500,000 common shares; net proceeds of $29.8 million
4Q 2009	115,800 common shares, to the PRK Defined Benefit Pension Plan; proceeds of $7 million
2Q 2010	324,100 common shares upon the exercise of warrants; net proceeds of $21.3 million
3Q 2010	95,400 common shares upon the exercise of warrants; net proceeds of $6.3 million
4Q 2010	17,700 common shares upon the exercise of warrants; net proceeds of $1.1 million

Total	1,341,272 common shares; net proceeds of $82.2 million
Average net selling price	$61.29
Average tangible common book value past 6 quarters (Q2 2009 through Q3 2010)	$36.38
Selling price to average tangible book value	1.68x tangible common book value

Note: PRK also raised $35.25 million of Tier II capital through the issuance of subordinated notes in the fourth quarter of 2009.

Tangible Common Equity

	TCE Ratio	Shares outstanding
Q3 2010	8.28% *	15,302,244
2009	7.75% **	14,882,780
2008	6.61%	13,971,727
2007	6.85%	13,964,576
2006	9.13%	13,921,529
2005	9.12%	14,092,626
2004	9.71%	14,320,227
2003	10.56%	14,455,027
2002	11.13%	14,481,564
2001	9.83%	14,637,841
2000	10.09%	14,830,953

* During the nine months ended September 30, 2010, Park National Corporation sold 419,500 additional shares of common stock through the exercise of warrants.
** During 2009, Park National Corporation sold 904,072 additional shares of common stock through various capital offerings.

PARK NATIONAL CORPORATION

Source: Company Filings

IV. Why invest in Park National Corporation?

- Unique, localized business model makes us the bank of choice for customers
- Stable, low cost deposit funding, coupled with superior lending rates, contributes to outstanding profitability
- Favorably positioned to take advantage of excellent growth opportunities in our markets, largely caused by industry dislocation
- We are strongly capitalized and conservatively managed, with a long-term view toward building shareholder value
- Experienced leadership team with proven knowledge of local markets

PARK NATIONAL CORPORATION

Appendix:
Profiles of PRK Affiliate Banks

Please visit www.parknationalcorp.com for a profile of the PRK affiliate banks